UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 24, 2022

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On February 24, 2022, EVERTEC, Inc’s main operating subsidiary, EVERTEC Group, LLC (“EVERTEC”) entered into a share purchase agreement (Contrato de Compraventa de Acciones) to purchase 100% of the share capital of BBR SpA, a Santiago, Chile based payment and technology solutions company with an office in Perú. The aggregate purchase price for the shares is CLP 48,600 million, approximately USD $60 million at current exchange rates, and is subject to customary adjustments. The transaction is subject to customary closing conditions, including receipt of US federal bank regulatory approval, which is dependent on factors outside the control of Evertec. There is no assurance of when or if such approval will be obtained.

An English translation of the share purchase agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2022 the Company issued a press release announcing its preliminary results for the fourth quarter ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Note: The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2022, EVERTEC Group, LLC, the principal operating subsidiary of EVERTEC, Inc. (“Evertec” or the “Company”) and Morgan M. Schuessler, Jr., the Company’s President and Chief Executive Officer, entered into an Amended and Restated Employment Agreement (“Employment Agreement”), which among other things extends his employment period, increases his contractual base salary and annual cash incentive award opportunity, adds certain employment benefits and addresses matters related to acceleration of long-term incentive awards as described below.

Under the Employment Agreement Mr. Schuessler’s employment term ends on December 31, 2024. The term automatically renews for successive one-year periods on each January 1 thereafter unless either party gives notice of non-renewal at least 90 calendar days in advance of the renewal date. Mr. Schuessler’s contractual annual base salary was increased to $762,200 and is eligible for annual cash incentive awards of up to 125% of his base salary under the Evertec Annual Performance Incentive Guidelines. He will also receive reimbursement of up to $15,000 in country club membership fees annually.

If Evertec does not renew the employment term or if the Employment Agreement is terminated by Evertec without “cause” or by Mr. Schuessler for “good reason” (each as defined in the Employment Agreement), Mr. Schuessler shall be entitled to a cash lump-sum amount equal to the sum of (A) a pro-rata portion of the annual target bonus opportunity for the year of termination calculated on the number of days of actual employment during such year, and (B) severance in an amount equal to twice the sum of Mr. Schuessler’s annual base salary plus his target bonus for the year in which he is terminated.

If there is a termination due to the Company’s non-renewal of the term of the Employment Agreement, or by Evertec without “cause” or by Mr. Schuessler for “good reason”, and the date of termination occurs prior to a change in control or more than two years after a change in control, as of the date of termination (A) any then unvested time-based long-term incentive award(s) shall be prorated and shall become fully vested; and (B) any then unvested performance-based long-term incentive award(s) shall be prorated and shall become fully vested based on actual level of performance achieved and at the target level of performance. In both cases, if the applicable award agreement provides for full vesting as of the date of termination, the award agreement provision shall apply.

If Mr. Schuessler’s employment terminates by reason of his death or disability, Evertec will provide Mr. Schuessler with the accrued obligations (as defined in the Employment Agreement), and as of the date of termination any then unvested time-based long-term incentive award(s) and any then unvested performance-based long-term incentive award(s) shall become fully vested.

A copy of the Employment Agreement has been attached as Exhibit 10.2 to this current report on Form 8-K.

Item 8.01 Other Events.

On February 24, 2022 the Company issued a press release announcing that the Company’s Board of Directors had approved an increase to the existing share repurchase program. The increase will allow the Company to repurchase up to $150 million. The program expires on December 31, 2023.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Number	Exhibit
10.1
Share Purchase Agreement (Contrato de Compraventa de Acciones) dated as of February 24, 2022, by and between Evertec Group, LLC and Fondo de Inversiones Privado IG Capital, Inversiones Cuatro R Limitada, Inversiones Rivers Limitada and Inversiones Brela Limitada [English Translation]

10.2	Amended and Restated Employment Agreement, dated as of February 24, 2022, by and between EVERTEC Group, LLC and Morgan M. Schuessler, Jr.
99.1	Press Release re: Fourth quarter earnings issued by EVERTEC, Inc. dated February 24, 2022
99.2	Press Release re: Evertec agrees to acquire Chilean payments and technology company, BBR SpA dated February 24, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: February 24, 2022	By:	/s/ Joaquin A. Castrillo-Salgado
Name: Joaquin A. Castrillo-Salgado
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
10.1
Share Purchase Agreement (Contrato de Compraventa de Acciones) dated as of February 24, 2022, by and between Evertec Group, LLC and Fondo de Inversiones Privado IG Capital, Inversiones Cuatro R Limitada, Inversiones Rivers Limitada and Inversiones Brela Limitada [English Translation]

10.2	Amended and Restated Employment Agreement, dated as of February 24, 2022, by and between EVERTEC Group, LLC and Morgan M. Schuessler, Jr.
99.1	Press Release re: Fourth quarter earnings issued by EVERTEC, Inc. dated February 24, 2022
99.2	Press Release re: Evertec agrees to acquire Chilean payments and technology company, BBR SpA dated February 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)